UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-21073

Bragg Capital Trust

(Exact name of registrant as specified in charter)

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

(Name and address of agent for service)

Copies to:

Mark D. Perlow, ESQ.

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104

Registrant's telephone number, including area code: (310) 473-0225

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT FPA Queens Road Value Fund FPA Queens Road Small Cap Value Fund Each a series of Bragg Capital Trust May 31, 2021

FPA QUEENS ROAD FUNDS

Table of Contents
Shareholder Letter	2
Performance Illustration	9
Graphical Illustration	11
Schedules of Investments
FPA Queens Road Value Fund	12
FPA Queens Road Small Cap Value Fund	14
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	20
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	30
Expense Illustration	31
Additional Information	32
Trustees Information	33

FPA QUEENS ROAD FUNDS Shareholder Letter May 31, 2021 (Unaudited)

FPA Queens Road Value Fund

Average Annual Total Returns (%)*

As of Date: 6/30/2021	QTD	YTD	1 Year	3 Years	5 Years	10 Years
FPA Queens Road Value Fund	5.75%	16.70%	39.13%	14.29%	13.47%	11.61%
S&P 500 Value	4.99%	16.30%	39.54%	13.14%	12.54%	11.85%

As of Date: 5/31/2021	QTD	YTD	1 Year	3 Years	5 Years	10 Years
FPA Queens Road Value Fund	14.55%	17.26%	38.62%	14.72%	13.72%	11.52%
S&P 500 Value	12.89%	17.68%	39.84%	13.82%	13.00%	11.75%

The FPA Queens Road Value Fund (“QRV Fund”) commenced operations on June 13, 2002. Periods greater than one year are annualized. QRV Fund performance is shown net of all fees and expenses and includes reinvestment of all distributions. QRV Fund performance does not reflect the deduction of taxes that a shareholder would pay on QRV Fund distributions or the redemption of Fund shares, which would lower these figures. An investor cannot invest directly in an index.

*	Prior to November 1, 2020, the performance shown reflects the historical performance of the QRV Fund when Bragg Financial Advisors, Inc. (“BFA” or “Sub-Adviser”) served as investment adviser of the QRV Fund. Effective November 1, 2020, First Pacific Advisors, LP (“FPA” or “Adviser”) became the investment adviser of the QRV Fund and BFA transitioned to serving as the sub-adviser. BFA continues to be responsible for the day-to-day management of the QRV Fund, subject to FPA’s oversight. No changes to the QRV Fund’s principal investment strategies were made in connection with these changes in management of the QRV Fund, and Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager for BFA, continues to serve as the portfolio manager for the QRV Fund.

From inception of the QRV Fund to December 31, 2004, BFA and its affiliates voluntarily absorbed certain expenses of the QRV Fund and voluntarily waived its management fee. Had BFA not done this, returns would have been lower during that period. Effective January 1, 2005 through October 31, 2020, BFA charged a single unitary management fee and contractually agreed to pay all operating expenses of the QRV Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

The QRV Fund’s Total Annual Operating Expenses before reimbursement is 1.91% as of the most recent prospectus. As of the most recent prospectus, the Adviser has contractually agreed to reimburse the QRV Fund for operating expenses in excess of 0.65% of average net assets of the QRV Fund, excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the QRV Fund invests, and extraordinary expenses, including litigation expenses not incurred in the QRV Fund’s ordinary course of business, until October 31, 2023. These expense reimbursements are subject to possible recoupment by the adviser from the QRV Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the QRV Fund’s Board of Trustees, upon written notice to the adviser.

Past performance is no guarantee, nor is it indicative, of future results. Current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data, which may be lower or higher than the performance data quoted, may be obtained at www.fpa.com or by calling toll-free, 1-800-982-4372.

Please see important disclosures at the end of this letter.

FPA QUEENS ROAD FUNDS Shareholder Letter (Continued) May 31, 2021 (Unaudited)

Dear Shareholders:

FPA Queens Road Value Fund (“QRV Fund”) returned 20.11% in the second half of fiscal year 2021 (November 30, 2020 to May 31, 2021). This compares to a 21.80% return for the S&P 500 Value Index in the same period. The QRV Fund’s top five performing positions contributed 8.16% to the QRV Fund’s return while the bottom five detracted 0.77%.1

Fiscal 1H 2021 Contributors and Detractors1

Identifier	Name	Average Weights	Contribution	GICS Sector
Top 5
AMP-US	Ameriprise Financial, Inc.	5.1%	1.9%	Financials
AXP-US	American Express Company	5.6%	1.9%	Financials
ANTM-US	Anthem, Inc.	5.4%	1.6%	Health Care
ORCL-US	Oracle Corporation	4.3%	1.5%	Information Technology
ETN-US	Eaton Corp. Plc	6.03%	1.30%	Industrials
			8.16%

Bottom 5
CLX-US	Clorox Company	3.0%	-0.4%	Consumer Staples
MRK-US	Merck & Co., Inc.	2.8%	-0.1%	Health Care
UL-US	Unilever PLC Sponsored ADR	0.9%	-0.1%	Consumer Staples
VZ-US	Verizon Communications Inc.	1.5%	-0.1%	Communication Services
VFC-US	V.F. Corporation	1.81%	-0.08%	Consumer Discretionary
			-0.77%

Please see our website, fpa.com, for more detailed information about the Fund.

Respectfully,

Steve Scruggs
Portfolio Manager
July 26, 2021

[1]

Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. GICS is Global Industry Classification Standard.
Past performance is no guarantee, nor is it indicative, of future results.

FPA QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2021 (Unaudited)

FPA Queens Road Small Cap Value Fund

Average Annual Total Returns (%)*

As of Date: 6/30/2021	QTD	YTD	1 Year	3 Years	5 Years	10 Years
FPA Queens Road Small Cap Value Fund – Investor Class	2.56%	16.16%	48.63%	13.74%	11.63%	9.44%
Russell 2000 Value	4.56%	26.69%	73.28%	10.27%	13.62%	10.85%

As of Date: 5/31/2021	QTD	YTD	1 Year	3 Years	5 Years	10 Years
FPA Queens Road Small Cap Value Fund – Investor Class	8.66%	17.15%	53.51%	14.41%	11.68%	9.44%
Russell 2000 Value	10.69%	27.47%	79.38%	10.72%	13.83%	10.64%

The FPA Queens Road Small Cap Value Fund (“Fund”) commenced operations on June 13, 2002. Fund performance shown is for the Investor Class shares (QRSVX). Periods greater than one year are annualized. Fund performance is shown net of all fees and expenses and includes reinvestment of all distributions. Fund performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, which would lower these figures. An investor cannot invest directly in an index.

*	Prior to November 1, 2020, the performance shown reflects the historical performance of the Fund when Bragg Financial Advisors, Inc. (“BFA” or “Sub-Adviser”) served as investment adviser of the Fund. Effective November 1, 2020, First Pacific Advisors, LP (“FPA” or “Adviser”) became the investment adviser of the Fund and BFA transitioned to serving as the sub-adviser. BFA continues to be responsible for the day-to-day management of the Fund, subject to FPA’s oversight. No changes to the Fund’s principal investment strategies were made in connection with these changes in management of the Fund, and Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager for BFA, continues to serve as the portfolio manager for the Fund.

From inception of the Fund to December 31, 2004, BFA and its affiliates voluntarily absorbed certain expenses of the Fund and voluntarily waived its management fee. Had BFA not done this, returns would have been lower during that period. Effective January 1, 2005 through October 31, 2020, BFA charged a single unitary management fee and contractually agreed to pay all operating expenses of the Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

The Fund’s Total Annual Operating Expenses before reimbursement is 1.16% (Investor Class), 1.11% (Advisor Class), and 1.06% (Institutional Class) as of the most recent prospectus. As of the most recent prospectus, FPA has contractually agreed to waive its management fees and to make payments to limit Fund expenses, until February 1, 2024 so that the total annual operating expenses (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) of the Fund do not exceed 1.04%, 0.99% and 0.89%, for Investor Class, Advisor Class, and Institutional Class shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. The expense limit agreement may be terminated only by the Fund’s Board of Trustees, upon written notice to the adviser.

Past performance is no guarantee, nor is it indicative, of future results. Current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data, which may be lower or higher than the performance data quoted, may be obtained at www.fpa.com or by calling toll-free, 1-800-982-4372.

Please see important disclosures at the end of this letter.

FPA QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2021 (Unaudited)

Dear Shareholders:

FPA Queens Road Small Cap Value Fund (“Fund”) returned 26.58% in the second half of fiscal year 2021 (November 30, 2020 to May 31, 2021). This compares to a 37.56% return for the Russell 2000 Value Index in the same period. The period was a strong one for global markets, particularly for domestic small-cap equities, and the Fund’s portfolio participated. The Fund’s top five performing positions contributed 10.45% to the Fund’s return while the bottom five detracted 0.32%.2

Fiscal 1H 2021 Contributors and Detractors2

Identifier	Name	Average Weights	Contribution	GICS Sector
Top 5
MTZ-US	MasTec, Inc.	3.65%	3.09%	Industrials
CNXC-US	Concentrix Corporation	1.99%	2.60%	Information Technology
SYNA-US	Synaptics Incorporated	3.57%	1.78%	Information Technology
SFBS-US	ServisFirst Bancshares Inc	2.61%	1.74%	Financials
OSK-US	Oshkosh Corp	2.19%	1.24%	Industrials
			10.45%

Bottom 5
SAIC-US	Science Applications International Corp.	0.99%	-0.14%	Industrials
SNX-US	SYNNEX Corporation	1.99%	-0.10%	Information Technology
EQC-US	Equity Commonwealth	0.60%	-0.07%	Real Estate
GHM-US	Graham Corporation	0.09%	-0.01%	Industrials
MBIN-US	Merchants Bancorp	0.01%	0.00%	Financials
			-0.32%

As the COVID vaccination rate has increased rapidly in the United States, there is hope that the worst of the pandemic will soon be behind us. On recent earning calls, there was a great deal of optimism from company executives with expectations that pent-up demand will provide strong economic growth in 2021. The biggest concerns we’ve heard from management teams relate to inflation, supply chain logistics, and finding enough skilled workers to meet demand. Continued monetary stimulus and easy money policies from the Fed are also helping the outlook. However, we believe a strong economic recovery is already largely priced into the market. Potential headwinds could arise from a change in trajectory of COVID infections, corporate tax changes, or regulatory decrees coming out of Washington.

As we look at the Fund’s portfolio holdings, we feel comfortable with how we’ve positioned the portfolio. Although broad measures of valuations currently appear inflated, we are confident in the valuations of the Fund’s portfolio holdings. Based on what we are hearing from management teams, we think economic growth in 2021 will be robust and that inflation concerns, although real, will be short-lived as pandemic-related bottlenecks fade and supply chains get back to normal.

We plan to post more extensive shareholder letters about the Fund and our broader market views at mid-year and at year-end to our website, fpa.com. In the interim, we will continue to scout for attractively priced small-cap companies that are in sound financial condition, led by strong management teams, and operating in growing industries.

Respectfully,

Steve Scruggs
Portfolio Manager
July 26, 2021

[2]

Reflects the top five contributors and detractors to the Fund’s performance based on contribution to return for the quarter. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding’s contribution to the overall Fund’s performance during the quarter is available by contacting FPA Client Service at crm@fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. GICS is Global Industry Classification Standard.
Past performance is no guarantee, nor is it indicative, of future results.

FPA QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2021 (Unaudited)

Important Disclosures

This update is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the respective FPA Queens Road Fund’s (“QR Funds”) Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The statements contained herein reflect the opinions and views of the portfolio managers as of the date written, is subject to change without notice, and may be forward-looking and/or based on current expectations, projections, and/or information currently available. Such information may not be accurate over the long-term. These views may differ from other portfolio managers and analysts of the firm as a whole, and are not intended to be a forecast of future events, a guarantee of future results or investment advice.

Portfolio composition will change due to ongoing management of the QR Funds. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the QR Funds, the portfolio manager, the Adviser, the Sub-Adviser or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the respective QR Fund’s Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may differ from materially those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the QR Fund’s investment strategies include active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager’s more general views with respect to proper geographic, instrument and /or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

In making any investment decision, you must rely on your own examination of the QR Funds, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

QR Funds performance presented is calculated on a total return basis, which includes the reinvestment of all income, plus realized and unrealized gains/losses, if applicable. Unless otherwise indicated, performance results are presented on a net of fees basis and reflect the deduction of, among other things: management fees, brokerage commissions, operating and administrative expenses, and accrued performance fee/allocation, if applicable.

FPA QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2021 (Unaudited)

From inception of the QR Funds to December 31, 2004, BFA and its affiliates voluntarily absorbed certain expenses of the QR Funds and voluntarily waived its management fee. Had BFA not done this, returns would have been lower during that period. Effective January 1, 2005 through October 31, 2020, BFA charged a single unitary management fee and contractually agreed to pay all operating expenses of the QR Funds except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

The information provided in this presentation is based upon data existing as of the date(s) of the report and has not been audited or reviewed. While we believe the information to be accurate, it is subject in all respects to adjustments that may be made after proper review and reconciliation.

Investments, including mutual fund investments, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Short-selling involves increased risks and transaction costs. You risk paying more for a security than you received from its sale. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

The FPA Queens Road Small Cap Value Fund primarily invests in equity securities (common stocks, preferred stocks and convertible securities) of small-capitalization U.S. companies, defined as those with market capitalization, at the time of purchase, of $5 billion or less. Investing in small companies involves special risks including, but not limited to, the following: smaller companies typically have more risk and their company stock prices are more volatile than that of large companies; their securities may be less liquid and may be thinly traded which makes it more difficult to dispose of them at prevailing market prices; these companies may be more adversely affected by poor economic or market conditions; they may have limited product lines, limited access to financial resources, and may be dependent on a limited management group; and small cap stocks may fluctuate independently of large cap stocks. All investment decisions are made at the discretion of the Portfolio Manager, in accordance with the then current Prospectus. Comparison to any index is for illustrative purposes only.

The prices of securities held by the QR Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the QR Funds. Securities in the QR Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the QR Funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio management team considers the true business value or because the portfolio management team has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the respective QR Fund’s Prospectus for a complete overview of the primary risks associated with each fund.

The FPA Funds are distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

Index / Benchmark / Category Definitions

Indices are unmanaged and index returns do not reflect transactions costs (e.g., commissions), investment management fees or other fees and expenses that would reduce performance for an investor. Indices have limitations when used for comparative purposes because they may have volatility, credit, or other material characteristics that are different from the referenced fund. For example, the referenced fund may hold underlying securities that are not included in any index used for comparative purposes and FPA/BFA makes no representation that the referenced fund is comparable to any such index in composition or element of risk involved. Any comparisons herein of the investment performance of a referenced fund to an index are qualified as follows: (i) the volatility of such index may be materially different from that of the referenced fund; (ii) such index may employ different investment guidelines and criteria than the referenced fund and, therefore, holdings in such fund may differ significantly from holdings of the securities that comprise such index; and (iii) the performance of such index may not necessarily have been selected to represent an appropriate index to compare to the performance of

FPA QUEENS ROAD FUNDS SHAREHOLDER LETTER (Continued) May 31, 2021 (Unaudited)

the referenced fund, but rather, is disclosed to allow for comparison of the referenced fund’s performance (or the performance of the assets held by such fund) to that of a well-known index. Indexes should not be relied upon as a fully accurate measure of comparison. No representation is made as to the risk profile of any index relative to the risk profile of the referenced fund. An investor cannot invest directly in an index.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, and tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. A total return index computes the index value based on capital gains plus cash payments such as dividends and interest.

The S&P 500 Value Index measuring value stocks using ratios of book value, earnings, and sales to price.

The Global Industries Classification Standards, or GICS®, is a common global classification standard developed by S&P Dow Jones Indices and MSCI. The GICS structure consists of 11 Sectors, 24 Industry groups, 69 Industries and 158 sub-industries.

FPA QUEENS ROAD FUNDS Performance Illustration May 31, 2021 (Unaudited)

FPA Queens Road Value Fund

	Average Annual Total Return For the Periods Ended May 31, 2021
	FPA Queens Road Value Fund Investor Class	S&P 500 Value Index
1 Year	38.62%	39.84%
5 Year	13.72%	13.00%
10 Year	11.52%	11.75%

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses are 0.65% per its current Prospectus, dated September 28, 2020, as amended November 2, 2020. Prior to November 1, 2020, the Fund’s total annual operating expenses were 0.95%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-800-638-3060.

The S&P 500 Value Index measures the value stock segment of the broader S&P 500 Index using three factors: the ratios of book value, earnings, and sales to price. The launch date of the S&P 500 Value Index was May 30, 1992. It is not possible to invest directly in the S&P 500 Value Index. S&P is a registered trademark of Standard & Poor’s Financial Services LLC.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2011 to May 31, 2021. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FPA QUEENS ROAD FUNDS Performance Illustration (Continued) May 31, 2021 (Unaudited)

FPA Queens Road Small Cap Value Fund

	Average Annual Total Return For the Periods Ended May 31, 2021
	FPA Queens Road Small Cap Value Fund
	Advisor Class*	Institutional Class*	Investor Class	Russell 2000 Value Index
6 Month	26.58%	26.59%	26.58%	37.56%
1 Year	—	—	53.51%	79.38%
5 Year	—	—	11.68%	13.83%
10 Year	—	—	9.44%	10.64%

*The Small Cap Value Fund Advisor Class and Institutional Class shares commenced operations on December 1, 2020. The 6 month stated return represents the since inception return.

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expenses, per its current Prospectus, dated November 30, 2020, as amended January 29, 2021, are 0.99%, 0.89% and 1.04% for the Advisor Class, Institutional Class and Investor Class, respectively. Prior to December 1, 2020, the Fund’s total annual operating expenses were 1.04%. Prior to November 1, 2020, the Fund’s total annual operating expenses were 1.18%. This material must be proceeded or accompanied by a Prospectus. Please read it carefully before investing. For performance information current to the most recent month-end, please call the Fund at 1-800-638-3060.

The Russell 2000 Value Index is a subset of the Russell 2000 Index, which tracks the stocks of small domestic companies, based on total market capitalization. The Russell 2000 Value Index represents those stocks of the Russell 2000 with lower price-to-book ratios and lower relative forecasted growth rates. You cannot invest directly in these indices.

Growth of Assumed $10,000 Investment

This graph illustrates the hypothetical investment of $10,000 in the Fund from May 31, 2011 to May 31, 2021. The Average Annual Total Return table and Growth of Assumed $10,000 Investment graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FPA QUEENS ROAD FUNDS Graphical Illustration May 31, 2021 (Unaudited)

The following charts provide a visual breakdown of the Funds by the industry sectors that the underlying securities represent, as a percentage of the total investments held by each Fund, as of May 31, 2021. Please see the Schedules of Investments on the following pages for a detailed list of each Fund’s holdings.

FPA Queens Road Value Fund(1)

FPA Queens Road Small Cap Value Fund(1)

(1)

Sector weightings represent the percentage of a Fund’s investments in certain general sectors. These sectors may include more than one industry. A Fund’s portfolio composition is subject to change at any time.

FPA QUEENS ROAD VALUE FUND Schedule of Investments As of May 31, 2021

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 94.1%
	AEROSPACE/DEFENSE — 5.0%
8,000	General Dynamics Corp.	$1,519,280
6,600	Raytheon Technologies Corp.	585,486
		2,104,766
	APPAREL — 1.6%
8,500	VF Corp.	677,620

	BANKS — 5.3%
14,500	Bank of New York Mellon Corp.	755,160
9,000	JPMorgan Chase & Co.	1,478,160
		2,233,320
	COMPUTERS — 1.8%
46,378	Hewlett Packard Enterprise Co.	740,193

	COSMETICS/PERSONAL CARE — 0.7%
5,250	Unilever PLC ADR	314,843

	DIVERSIFIED FINANCIAL SERVICES — 15.3%
16,000	American Express Co.	2,562,080
9,000	Ameriprise Financial, Inc.	2,338,560
7,900	T. Rowe Price Group, Inc.	1,511,665
		6,412,305
	ELECTRONICS — 1.7%
3,400	Allegion PLC	477,632
3,150	Fortive Corp.	228,438
		706,070
	FOOD — 1.4%
9,000	Mondelez International, Inc., Class A	571,770

	HEALTHCARE-PRODUCTS — 4.8%
6,300	Danaher Corp.	1,613,682
3,022	Medtronic PLC	382,555
		1,996,237
	HEALTHCARE-SERVICES — 6.0%
6,300	Anthem, Inc.	2,508,786

	HOUSEHOLD PRODUCTS/WARES — 3.1%
6,086	Clorox Co.	1,075,579
1,717	Kimberly-Clark Corp.	224,291
		1,299,870
	INSURANCE — 5.7%
3	Berkshire Hathaway, Inc., Class A1	$1,308,000
10,000	Prudential Financial, Inc.	1,069,700
		2,377,700
	MACHINERY-DIVERSIFIED — 1.7%
9,000	Ingersoll Rand, Inc.[1]	446,760
3,300	Otis Worldwide Corp.	258,489
		705,249
	MEDIA — 2.2%
5,151	Walt Disney Co.[1]	920,226

	MISCELLANEOUS MANUFACTURING — 12.5%
3,600	3M Co.	730,944
18,000	Eaton Corp. PLC	2,614,500
10,200	Trane Technologies PLC	1,901,280
		5,246,724
	PHARMACEUTICALS — 6.1%
5,000	Bristol-Myers Squibb Co.	328,600
13,820	Merck & Co., Inc.	1,048,800
31,000	Pfizer, Inc.	1,200,630
		2,578,030
	RETAIL — 2.4%
4,225	McDonald’s Corp.	988,185

	SEMICONDUCTORS — 3.5%
26,000	Intel Corp.	1,485,120

	SOFTWARE — 5.6%
25,000	Oracle Corp.	1,968,500
2,500	VMware, Inc., Class A1	394,725
		2,363,225
	TELECOMMUNICATIONS — 6.1%
37,500	Cisco Systems, Inc.	1,983,750
10,000	Verizon Communications, Inc.	564,900
		2,548,650
	TRANSPORTATION — 1.6%
3,000	Union Pacific Corp.	674,190

	TOTAL COMMON STOCKS
	(Cost $13,516,288)	39,453,079

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD VALUE FUND Schedule of Investments (Continued) As of May 31, 2021

NUMBER OF SHARES		VALUE
	SHORT-TERM INVESTMENTS — 5.8%
2,458,527	State Street Institutional Treasury Plus Money Market Fund, 0.01%[2]	$2,458,527

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,458,527)	2,458,527

	TOTAL INVESTMENTS — 99.9%
	(Cost $15,974,815)	41,911,606

	Other Assets in Excess of Liabilities — 0.1%	23,297

	TOTAL NET ASSETS — 100.0%	$41,934,903

ADR	– American Depositary Receipt

PLC	– Public Limited Company

[1]	Non-income Producing.

[2]	Represents the 7-day effective yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND Schedule of Investments As of May 31, 2021

NUMBER OF SHARES		VALUE
	COMMON STOCKS — 83.5%
	AEROSPACE/DEFENSE — 0.9%
34,809	Astronics Corp.[1]	$590,361
73,372	Ducommun, Inc.[1]	3,945,212
		4,535,573
	AGRICULTURE — 0.9%
65,838	Darling Ingredients, Inc.[1]	4,507,269

	APPAREL — 5.4%
58,772	Carter’s, Inc.	6,008,849
27,860	Deckers Outdoor Corp.[1]	9,345,359
98,166	PVH Corp.[1]	11,271,420
		26,625,628
	BANKS — 4.4%
2,203	Merchants Bancorp	94,619
309,845	ServisFirst Bancshares, Inc.	21,521,834
		21,616,453
	COMMERCIAL SERVICES — 0.1%
11,760	Cass Information Systems, Inc.	536,609

	COMPUTERS — 1.5%
82,975	Science Applications International Corp.	7,456,133

	DISTRIBUTION/WHOLESALE — 2.4%
291,416	G-III Apparel Group Ltd.[1]	9,628,385
47,401	VSE Corp.	2,254,865
		11,883,250
	ELECTRICAL COMPONENTS & EQUIPMENT — 0.6%
18,974	Graham Corp.	278,728
8,195	Littelfuse, Inc.	2,140,862
22,480	Powell Industries, Inc.	772,413
		3,192,003
	ELECTRONICS — 5.4%
31,199	Arrow Electronics, Inc.[1]	3,754,176
99,924	SYNNEX Corp.	12,650,378
436,007	Vishay Intertechnology, Inc.	10,494,689
		26,899,243
	ENGINEERING & CONSTRUCTION — 3.7%
156,177	MasTec, Inc.[1]	18,168,070

	FOOD — 2.4%
90,000	Sprouts Farmers Market, Inc.[1]	2,394,000
199,270	TreeHouse Foods, Inc.[1]	9,706,442
		12,100,442
	FOREST PRODUCTS & PAPER — 3.0%
366,582	Schweitzer-Mauduit International, Inc.	14,996,870

	GAS — 4.9%
272,460	New Jersey Resources Corp.	$11,639,491
471,853	South Jersey Industries, Inc.	12,579,601
		24,219,092
	INSURANCE — 14.6%
593,598	American Equity Investment Life Holding Co.	18,104,739
54,054	American National Group, Inc.	8,109,181
554,434	CNO Financial Group, Inc.	14,725,767
21,481	Crawford & Co., Class B	200,633
403,993	Horace Mann Educators Corp.	16,107,201
100,000	MGIC Investment Corp.	1,472,000
129,811	RLI Corp.	13,692,464
		72,411,985
	MACHINERY-CONSTRUCTION & MINING — 2.4%
90,689	Oshkosh Corp.	11,920,162

	MACHINERY-DIVERSIFIED — 4.1%
12,587	AGCO Corp.	1,741,663
50,923	Colfax Corp.[1]	2,250,797
73,777	CSW Industrials, Inc.	8,987,514
94,946	Graco, Inc.	7,189,311
		20,169,285
	MEDIA — 1.3%
194,109	Scholastic Corp.	6,537,591

	METAL FABRICATE/HARDWARE — 0.6%
158,063	LB Foster Co.[1]	2,843,553

	MINING — 0.7%
169,440	Livent Corp.[1]	3,305,774

	MISCELLANEOUS MANUFACTURING — 3.0%
14,303	Chase Corp.	1,516,118
150,266	Fabrinet[1]	13,477,357
		14,993,475
	OFFICE FURNISHINGS — 0.5%
200,808	Kimball International, Inc., Class B	2,674,763

	PACKAGING & CONTAINERS — 0.8%
231,077	Graphic Packaging Holding Co.	4,085,441

	PHARMACEUTICALS — 1.7%
193,165	Owens & Minor, Inc.	8,636,407

	REITS — 1.1%
196,306	Equity Commonwealth	5,386,637

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND Schedule of Investments (Continued) As of May 31, 2021

NUMBER OF SHARES		VALUE
	RETAIL — 2.9%
152,439	MSC Industrial Direct Co., Inc., Class A	$14,390,242

	SAVINGS & LOANS — 2.4%
170,084	Axos Financial, Inc.[1]	8,063,683
260,790	Investors Bancorp, Inc.	3,880,555
		11,944,238
	SEMICONDUCTORS — 3.4%
131,911	Synaptics, Inc.[1]	16,664,317

	SOFTWARE — 3.6%
65,895	Concentrix Corp.[1]	10,063,484
179,166	CSG Systems International, Inc.	7,890,471
		17,953,955
	TELECOMMUNICATIONS — 3.9%
240,918	InterDigital, Inc.	19,461,356

	TEXTILES — 0.9%
20,452	UniFirst Corp.	4,533,799

	TOTAL COMMON STOCKS
	(Cost $270,743,463)	414,649,615

	PREFERRED STOCKS — 0.0%
	DISTRIBUTION/WHOLESALE — 0.0%
6,085	WESCO International, Inc.	190,400

	TOTAL PREFERRED STOCKS
	(Cost $161,252)	190,400

NUMBER OF SHARES		VALUE
	SHORT-TERM INVESTMENTS — 16.5%
	MONEY MARKET FUND — 13.5%
66,873,289	State Street Institutional Treasury Plus Money Market Fund, 0.01%[2]	$66,873,289

PRINCIPAL AMOUNT
	U.S. TREASURY BILLS — 3.0%
$15,000,000	0.01%, 6/17/2021	14,999,985

	TOTAL SHORT-TERM INVESTMENTS
	(Cost $81,872,835)	81,873,274

	TOTAL INVESTMENTS — 100.0%
	(Cost $352,777,550)	496,713,289

	Liabilities in Excess of Other Assets — (0.0)%	(126,775)

	TOTAL NET ASSETS — 100.0%	$496,586,514

[1]	Non-income Producing.

[2]	Represents the 7-day effective yield as of May 31, 2021.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD FUNDS Statements of Assets and Liabilities As of May 31, 2021

	Value Fund	Small Cap Value Fund
Assets:
Investments, at Value (cost $15,974,815, $352,777,550)	$41,911,606	$496,713,289
Cash	13,680	—
Receivables:
Shareholder Subscriptions	—	228,443
Dividends and Interest	53,736	287,467
Due from Advisor	3,466	—
Prepaid Expenses	13,078	51,564
Total Assets	41,995,566	497,280,763

Liabilities:
Payables:
Shareholder Redemptions	6,900	271,105
Accrued Advisory Fees (Note 3)	—	219,694
Professional Fees	21,854	50,600
Transfer Agent Fees	3,596	16,244
Accounting and Administration Fees	8,500	10,910
Other Fees	10,661	34,121
Shareholder Servicing Fees (Note 2)	2,603	78,474
Trustees Fees	6,549	13,101
Total Liabilities	60,663	694,249

Net Assets	$41,934,903	$496,586,514

Components of Net Assets:
Paid-in Capital (par value $0.001 per share with an unlimited number of shares authorized)	$12,345,826	$342,609,789
Total Distributable Earnings	29,589,077	153,976,725
Net Assets	$41,934,903	$496,586,514

Offering and Redemption Price Per Share:
Advisor Class Shares:
Net Assets Applicable to Shares Outstanding	$—	$723,384
Number of Shares Issued and Outstanding	—	20,366
Net Assets Value Per Share	$—	$35.52
Institutional Class Shares:
Net Assets Applicable to Shares Outstanding	$—	$301,941,159
Number of Shares Issued and Outstanding	—	8,500,206
Net Assets Value Per Share	$—	$35.52
Investor Class Shares:
Net Assets Applicable to Shares Outstanding	$41,934,903	$193,921,971
Number of Shares Issued and Outstanding	1,435,760	5,460,185
Net Assets Value Per Share	$29.21	$35.52

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD FUNDS Statements of Operations For the Year Ended May 31, 2021

	Value Fund	Small Cap Value Fund
Investment Income:
Dividends	$873,806	$3,130,676
Interest	92	11,021
Total Investment Income	873,898	3,141,697

Expenses:
Investment Advisory Fees (Note 3)	215,050	1,349,000
Operating Fees (Note 3)	141,774	694,117
Trustees Fees	53,080	69,457
Fund Accounting and Administration Fees	29,750	36,960
Legal Fees	20,000	68,302
Audit Fees	19,000	38,600
Transfer Agent Fees	16,078	58,036
Chief Compliance Officer Fees	9,000	15,729
Custodian Fees	7,290	42,978
Shareholder Servicing Fees (Note 2):
Advisor Class	—	11
Institutional Class	—	28,262
Investor Class	7,000	199,916
Miscellaneous Fees	20,154	117,415
Total Expenses	538,176	2,718,783
Expense Waiver (Note 3)	(249,095)	—
Shareholder Servicing Fees Waiver (Note 2)	—	(51,863)
Total Net Expenses	289,081	2,666,920
Net Investment Income	584,817	474,777

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	3,917,499	12,945,691
Net Change in Unrealized Appreciation on Investments	7,967,599	114,541,567
Net Realized and Unrealized Gain on Investments	11,885,098	127,487,258

Net Increase in Net Assets from Operations	$12,469,915	$127,962,035

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD FUNDS Statements of Changes in Net Assets

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2021	For the year ended May 31, 2020	For the year ended May 31, 2021	For the year ended May 31, 2020
Increase (Decrease) in Net Assets From:
Operations:
Net Investment Income	$584,817	$711,564	$474,777	$125,913
Net Realized Gain (Loss) on Investments	3,917,499	1,381,880	12,945,691	(4,057,973)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	7,967,599	(802,433)	114,541,567	7,184,929
Net Increase in Net Assets from Operations	12,469,915	1,291,011	127,962,035	3,252,869

Distributions to Shareholders:
Distributions:
Advisor Class	—	—	(93)	—
Institutional Class	—	—	(272)	—
Investor Class	(2,406,390)	(1,381,312)	(660,742)	(4,754,912)
Total Distributions to Shareholders	(2,406,390)	(1,381,312)	(661,107)	(4,754,912)

Capital Transactions:
Proceeds from Shares Sold:
Advisor Class[2]	—	—	732,456	—
Institutional Class[2]	—	—	258,878,817 [1]	—
Investor Class	1,795,576	728,854	83,161,780	28,987,358
Reinvestment of Distributions:
Advisor Class[2]	—	—	93	—
Institutional Class[2]	—	—	272	—
Investor Class	158,999	73,071	444,133	2,623,269
Cost of Shares Redeemed:
Advisor Class[2]	—	—	(37,889)	—
Institutional Class[2]	—	—	(11,616,122)	—
Investor Class	(4,662,855)	(5,555,162)	(89,315,021)	(21,525,718)
Net Increase (Decrease) in Net Assets from Capital Transactions	(2,708,280)	(4,753,237)	242,248,519	10,084,909
Total Increase (Decrease) in Net Assets	7,355,245	(4,843,538)	369,549,447	8,582,866

Net Assets:
Beginning of Year	34,579,658	39,423,196	127,037,067	118,454,201
End of Year	$41,934,903	$34,579,658	$496,586,514	$127,037,067

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD FUNDS Statements of Changes in Net Assets (Continued)

	Value Fund		Small Cap Value Fund
	For the year ended May 31, 2021	For the year ended May 31, 2020	For the year ended May 31, 2021	For the year ended May 31, 2020
Capital Share Transactions:
Shares Sold:
Advisor Class[2]	—	—	21,443	—
Institutional Class[2]	—	—	8,838,853 [1]	—
Investor Class	69,863	37,862	2,807,550	1,263,015
Shares Reinvested:
Advisor Class[2]	—	—	3	—
Institutional Class[2]	—	—	9	—
Investor Class	6,430	2,956	15,010	97,411
Shares Redeemed:
Advisor Class[2]	—	—	(1,080)	—
Institutional Class[2]	—	—	(338,656)	—
Investor Class	(181,032)	(239,327)	(2,832,937)	(907,777)
Net Increase (Decrease) in Capital Share Transactions	(104,739)	(198,509)	8,510,195	452,649

[1]

Includes $213,011,178 of paid-in-capital received from a transfer of an affiliated equity fund effective as of the close of business on January 29, 2021. The total value received of $213,011,178 from this non-taxable event represented $198,375,281 in securities cost, $14,795,613 in net unrealized appreciation, and $159,716 in liabilities less other assets in exchange for 6,977,887 Institutional Class shares at the time of the transfer.

[2]	The Advisor Class and Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD VALUE FUND Financial Highlights Investor Class

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2021	Year Ended May 31, 2020[1]	Year Ended May 31, 2019[1]	Year Ended May 31, 2018[1]	Year Ended May 31, 2017[1]
Net Asset Value, Beginning of Year	$22.45	$22.67	$22.79	$21.69	$19.83

Income from Investment Operations:
Net Investment Income[2]	0.39	0.43	0.35	0.33	0.30
Net Realized and Unrealized Gain on Investments	7.99	0.20	0.94	1.70	2.66
Total from Investment Operations	8.38	0.63	1.29	2.03	2.96

Less Distributions:
Net Investment Income	(0.48)	(0.37)	(0.34)	(0.29)	(0.33)
Net Realized Gains	(1.14)	(0.48)	(1.07)	(0.64)	(0.77)
Total Distributions	(1.62)	(0.85)	(1.41)	(0.93)	(1.10)

Net Asset Value, End of Year	$29.21	$22.45	$22.67	$22.79	$21.69

Total Return	38.62%	2.41%	6.36%	9.25%	15.31%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$41,935	$34,580	$39,423	$42,780	$42,820
Ratio of Expenses to Average Net Assets
Before Fees Waived/Recovered	1.43%	0.95%	0.95%	0.95%	0.95%
After Fees Waived/Recovered	0.77%[3]	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets
Before Fees Waived/Recovered	0.89%	1.84%	1.52%	1.43%	1.44%
After Fees Waived/Recovered	1.55%	1.84%	1.52%	1.43%	1.44%
Portfolio Turnover Rate	—%	1%	1%	—%	8%

[1]	Audits performed for the fiscal years indicated by the Fund’s previous auditor, Cohen & Company, Ltd.

[2]	Computed using average shares method.

[3]

Effective November 1, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.65%. Prior to November 1, 2020, the fund had a unitary fee structure that limited annual operating expenses to 0.95%.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND Financial Highlights Advisor Class

Per share operating performance

For a capital share outstanding throughout each period

Period Ended May 31, 2021*
Net Asset Value, Beginning of Period	$28.16

Income from Investment Operations:
Net Investment Income[1]	0.02
Net Realized and Unrealized Gain on Investments	7.44
Total from Investment Operations	7.46

Less Distributions:
Net Investment Income	(0.09)
Net Realized Gains	(0.01)
Total Distributions	(0.10)

Net Asset Value, End of Period	$35.52

Total Return	26.58%[2]

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$724
Ratio of Expenses to Average Net Assets
Before Fees Waived/Recovered	0.90%[3]
After Fees Waived/Recovered	0.90%[3]
Ratio of Net Investment Income to Average Net Assets
Before Fees Waived/Recovered	0.10%[3]
After Fees Waived/Recovered	0.10%[3]
Portfolio Turnover Rate	15%[2]

*	The Advisor Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

[1]	Computed using average shares method.

[2]	Not annualized.

[3]	Annualized.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND Financial Highlights Institutional Class

Per share operating performance

For a capital share outstanding throughout each period

Period Ended May 31, 2021*
Net Asset Value, Beginning of Period	$28.16

Income from Investment Operations:
Net Investment Income[1]	0.02
Net Realized and Unrealized Gain on Investments	7.44
Total from Investment Operations	7.46

Less Distributions:
Net Investment Income	(0.09)
Net Realized Gains	(0.01)
Total Distributions	(0.10)

Net Asset Value, End of Period	$35.52

Total Return	26.59%[2]

Ratios and Supplemental Data:
Net Assets, End of Period (in thousands)	$301,941
Ratio of Expenses to Average Net Assets
Before Fees Waived/Recovered	0.91%[3]
After Fees Waived/Recovered	0.89%[3]
Ratio of Net Investment Income to Average Net Assets
Before Fees Waived/Recovered	0.08%[3]
After Fees Waived/Recovered	0.10%[3]
Portfolio Turnover Rate	15%[2]

*	The Institutional Class commenced operations on December 1, 2020. The data shown reflects operations for the period December 1, 2020 to May 31, 2021.

[1]	Computed using average shares method.

[2]	Not annualized.

[3]	Annualized.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD SMALL CAP VALUE FUND Financial Highlights Investor Class

Per share operating performance

For a capital share outstanding throughout each year

	Year Ended May 31, 2021	Year Ended May 31, 2020[1]	Year Ended May 31, 2019[1]	Year Ended May 31, 2018[1]	Year Ended May 31, 2017[1]
Net Asset Value, Beginning of Year	$23.22	$23.61	$27.32	$25.93	$25.26

Income from Investment Operations:
Net Investment Income (Loss)[2]	0.06	0.03	0.05	0.02	(0.00)[3]
Net Realized and Unrealized Gain (Loss) on Investments	12.34	0.55	(1.28)	1.94	2.01
Total from Investment Operations	12.40	0.58	(1.23)	1.96	2.01

Less Distributions:
Net Investment Income	(0.09)	(0.01)	(0.03)	—	—
Net Realized Gains	(0.01)	(0.96)	(2.45)	(0.57)	(1.34)
Total Distributions	(0.10)	(0.97)	(2.48)	(0.57)	(1.34)

Net Asset Value, End of Year	$35.52	$23.22	$23.61	$27.32	$25.93

Total Return	53.51%	1.89%	(4.26)%	7.55%	7.87%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$193,922	$127,037	$118,454	$133,630	$140,683
Ratio of Expenses to Average Net Assets
Before Fees Waived/Recovered	1.11%	1.18%	1.18%	1.22%	1.24%
After Fees Waived/Recovered	1.09%[4]	1.18%	1.18%	1.22%	1.24%
Ratio of Net Investment Income to Average Net Assets
Before Fees Waived/Recovered	0.22%	0.10%	0.20%	0.08%	(0.02)%
After Fees Waived/Recovered	0.20%	0.10%	0.20%	0.08%	(0.02)%
Portfolio Turnover Rate	15%	24%	27%	6%	27%

[1]	Audits performed for the fiscal years indicated by the Fund’s previous auditor, Cohen & Company, Ltd.

[2]	Computed using average shares method.

[3]	Amount is less than $0.005 per share.

[4]

Effective November 1, 2020, the Advisor has contractually agreed to limit the annual fund operating expenses to 1.04%. Prior to November 1, 2020, the fund had a unitized fee structure that limited annual operating expenses to 1.18%.

See accompanying Notes to Financial Statements.

FPA QUEENS ROAD FUNDS Notes to Financial Statements May 31, 2021

Note 1. Organization

At a shareholder meeting held October 23, 2020, shareholders voted to approve an advisory agreement between each Fund and First Pacific Advisors, LP (“FPA” or the “Advisor”) and a sub-advisory agreement between FPA and Bragg Financial Advisors, Inc. (“BFA” or the “Sub-Advisor”) on the behalf of each Fund, effective November 1, 2020. The FPA Queens Road Value Fund and the FPA Queens Road Small Cap Value Fund (individually referred to as the “Value Fund” and “Small Cap Value Fund”, respectively, or collectively as the “Funds”), are diversified managed portfolios of Bragg Capital Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company. Each Fund’s investment objective is to seek long-term capital growth. The Funds invest primarily in common stocks which are believed by FPA and BFA to be undervalued and have good prospects for capital appreciation. Under normal circumstances, the Small Cap Value Fund invests at least 80% of its assets in equity securities of companies with small market capitalization. The Small Cap Value Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is $5 billion or less. On December 1, 2020, the Small Cap Value Fund commenced operations of additional share classes, the Advisor Class and Institutional Class, and designated the preceding share class as the Investor Class. On January 29, 2021, the FPA Capital Fund, Inc. reorganized into the FPA Queens Road Small Cap Value Fund. The Funds’ registration statement was declared effective on June 13, 2002, and operations began on that date.

Note 2. Significant Accounting Policies

The following is a summary of accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies, as such, these financial statements have applied the guidance set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.”

Federal Income Taxes: Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years 2018 – 2020, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds distribute net investment income and net realized gains (net of any capital loss carryovers), if any, annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/ (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of Estimates: The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

FPA QUEENS ROAD FUNDS Notes to Financial Statements (Continued) May 31, 2021

Expenses: Expenses are accrued daily. Non-class specific expenses are allocated daily to each class of Shares based on the value of total Shares outstanding without distinction between Share classes. Expenses attributable to a particular class of Shares are allocated directly to that class. Expenses are subject to the Funds’ respective Expense Limitation Agreements (See Note 3).

Transactions Through Financial Intermediaries: Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include recordkeeping, transaction processing for shareholders’ accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund (“Shareholder Servicing Fees”). For the year ended May 31, 2021, Shareholder Servicing Fees amounted to $7,000 for the Value Fund and $11, $28,262 and $199,916 for the Advisor Class, Institutional Class and Investor Class of the Small Cap Value Fund, respectively. For the year ended May 31, 2021, the Advisor voluntarily waived/reimbursed Shareholding Servicing Fees in the amount of $21,916 and $29,947 for the Institutional Class and Investor Class of the Small Cap Value Fund, respectively, in order for those classes to maintain its respective annual operating expense cap. This voluntary waiver of Shareholder Servicing Fees is not subject to future recapture.

COVID-19 Risk: Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Funds’ investments. The extent of the impact to the financial performance of the Funds will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Funds. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities purchased are accreted and amortized over the life of the respective securities using the effective interest method.

Security Valuation: Securities, including common stocks and closed-end funds, which are traded on a national securities exchange are valued at the last quoted sales price, and are generally classified as a Level 1 investment. Investments in mutual funds, including money market funds, are valued at the ending net asset value provided by the funds, and are generally classified as a Level 1 investment. If there are no sales reported, the Fund’s common stock securities will be valued using the last reported bid price. Money market demand accounts are priced at cost and are generally classified as a Level 1 investments. Fixed income securities are priced by an independent pricing service. The pricing service may use one or more pricing models. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Trust’s Board of Trustees, and are generally classified as a Level 3 investment.

In accordance with GAAP, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

●

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Common stocks, closed-end funds, demand deposits and mutual funds are generally categorized as Level 1.

●

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data. Fixed income securities, repurchase agreements, and securities valued by an independent fair value pricing service are generally categorized as Level 2.

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

FPA QUEENS ROAD FUNDS Notes to Financial Statements (Continued) May 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

As of May 31, 2021, the Funds did not hold any Level 3 securities. There were no transfers into or out of Level 3 during the current period.

The following is a summary of the inputs used to value the Funds’ securities by level within the fair value hierarchy as of May 31, 2021.

Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$39,453,079	$—	$—	$39,453,079
Short-Term Investments	2,458,527	—	—	2,458,527
Total	$41,911,606	$—	$—	$41,911,606

Small Cap Value Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$414,649,615	$—	$—	$414,649,615
Preferred Stocks*	190,400	—	—	190,400
Short-Term Investments	66,873,289	14,999,985	—	81,873,274
Total	$481,713,304	$14,999,985	$—	$496,713,289

*	All sub-categories within common stocks and preferred stocks represent Level 1 investments. See Schedules of Investments for industry categories.

Note 3. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Funds, investment advisory services are provided to the Funds by FPA. Effective November 1, 2020, under terms of the Advisory Agreement, the Value Fund and the Small Cap Value Fund pay a fee, computed daily and payable monthly at the annual rate of 0.95% and 0.75% of each Fund’s first $50,000,000 of average daily net assets, and 0.95% and 0.65% of each Fund’s average daily net assets over $50,000,000, respectively. The amounts due (from)/to the Advisor at May 31, 2021, from the Value Fund and Small Cap Value Fund, in the form of Accrued Advisory Fees, were $(3,466) and $219,694, respectively.

Prior to November 1, 2020, the Funds retained BFA as their investment advisor. Under the terms of the management agreement, BFA provided investment management and administrative services to the Funds. For its services as investment advisor, the Value Fund and Small Cap Value Fund paid Operating Fees, computed daily and paid monthly at the annual rate of 0.95% and 1.18% of each Fund’s first $250,000,000 of average daily net assets, 0.85% and 1.18% of each Fund’s next $250,000,000 of average daily net assets, and 0.80% and 1.15% of each Fund’s average daily net assets over $500,000,000, respectively. From these Operating Fees and its own resources, BFA was contractually obligated to pay other operating expenses of the Funds including transfer agent fees, fund accountant fees, administrator fees, registration fees, custodial fees, and other ordinary expenses of the Funds. However, the agreement did not require BFA to pay interest, taxes, brokerage commissions, and extraordinary expenses of the Funds. The Value Fund and Small Cap Value Fund paid Operating Fees of $141,774 and $694,117, respectively, to BFA for the year ended May 31, 2021.

FPA QUEENS ROAD FUNDS Notes to Financial Statements (Continued) May 31, 2021

Pursuant to a written contract (the “Expense Limitation Agreement”), effective November 1, 2020, the Advisor has agreed to reimburse the Funds for operating expenses in excess of 0.65% of average net assets of the Value Fund and 0.99%, 0.89% and 1.04% of average net assets for the Advisor Class, Institutional Class and Investor Class of the Small Cap Value Fund, respectively, excluding interest, taxes, brokerage fees and commissions payable by each Fund in connection with the purchase or sale of portfolio securities, fees and expenses of other funds in which each Fund invests, and extraordinary expenses, including litigation expenses, not incurred in the Funds’ ordinary course of business, through October 31, 2023.

In consideration of the Advisor’s agreement to limit each Fund’s expenses, the Advisor may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause a Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture. For the year ended May 31, 2021, the Advisor waived fees/reimbursed expenses of $249,095 for the Value Fund. This amount is subject to recapture by May 31, 2024.

For the year ended May 31, 2021, the Advisor voluntarily waived/reimbursed Shareholding Servicing Fees in the amount of $21,916 and $29,947 for the Institutional Class and Investor Class of the Small Cap Value Fund, respectively. This voluntary waiver of Shareholder Servicing Fees is not subject to future recapture.

Sub-Advisory Agreement – Effective November 1, 2020, FPA and the Trust engaged BFA as the sub-adviser. For its services, the Sub-Advisor receives a sub-advisory fee from the Advisor. The Sub-Advisor served as the investment advisor to the Funds until November 1, 2020.

For the year ended May 31, 2021, the Fund paid aggregate fees and expenses of $53,080 and $69,457 for the Value Fund and Small Cap Value Fund, respectively, to all Trustees who are not affiliated persons of the Advisor. Certain officers of the Fund are also officers of the Advisor.

Note 4. Investment Transactions

For the year ended May 31, 2021, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $6,756,976, respectively, for the Value Fund, and $77,170,973 and $24,070,443, respectively, for the Small Cap Value Fund.

Note 5. Federal Income Taxes

At May 31, 2021, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

	Value Fund	Small Cap Value Fund
Cost of investments	$15,983,450	$352,968,558
Gross unrealized appreciation	$25,931,057	$146,064,933
Gross unrealized depreciation	(2,901)	(2,320,202)
Net unrealized appreciation on investments	$25,928,156	$143,744,731

The difference between cost amounts for financial statement and federal income tax purposes was due primarily to wash sale loss deferrals and timing differences in recognizing certain gains and losses in security transactions.

FPA QUEENS ROAD FUNDS Notes to Financial Statements (Continued) May 31, 2021

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2021, permanent differences in book and tax accounting resulting primarily from undistributed ordinary income and wash sales brought over from the target fund in the merger have been reclassified to paid-in capital and total distributable earnings as follows:

	Increase (Decrease)
	Paid in Capital	Total Distributable Earnings
Value Fund	$—	$—
Small Cap Value Fund	$(1,228,436)	$1,228,436

As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:

	Value Fund	Small Cap Value Fund
Undistributed ordinary income	$250,037	$1,433,830
Undistributed long-term capital gains	3,410,884	8,798,164
Accumulated capital and other losses	—	—
Net unrealized appreciation	25,928,156	143,744,731
Total accumulated earnings	$29,589,077	$153,976,725

FPA Queens Road Small Cap Value Fund utilized $4,050,006 of capital loss carryforward for the fiscal year ended May 31, 2021.

The tax character of distributions paid during the fiscal years ended, May 31, 2021 and May 31, 2020, were as follows:

	Value Fund		Small Cap Value Fund
Distributions Paid from:	2021	2020	2021	2020
Ordinary Income	$712,321	$602,127	$588,423	$60,666
Net Long-Term Capital Gains	1,694,069	779,185	72,684	4,694,246
Total Taxable Distributions Paid	$2,406,390	$1,381,312	$661,107	$4,754,912

Note 6. Control

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a)(9) of the 1940 Act. As of May 31, 2021, Pershing, LLC, for the benefit of its customers, owned 89.65% and 15.88% of the Value Fund and Small Cap Value Fund, respectively. As a result, Pershing, LLC may be deemed to control each Fund. As of May 31, 2021, Charles Schwab & Co., Inc., for the benefit of its customers, owned 27.00% of the Small Cap Value Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control the Small Cap Value Fund.

Note 7. Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

FPA QUEENS ROAD FUNDS Notes to Financial Statements (Continued) May 31, 2021

Note 8. Fund Reorganization

On January 29, 2021, the Small Cap Value Fund acquired the assets and assumed the identified liabilities of FPA Capital Fund, Inc. (the Acquired Fund). The reorganization was completed after the Board of Directors of the Acquired Fund approved a plan of reorganization at a meeting held in August 2020. The purpose of the transaction was to combine two funds with substantially similar investment objectives and similar principal investment strategies.

The aggregate net assets of the Small Cap Value Fund immediately before the reorganization were $207,985,595 and the combined net assets immediately after the reorganization were $420,996,773.

The reorganization was accomplished by a tax-free exchange of 6,628,502 shares of the Acquired Fund valued at $213,011,178 (including $14,795,613 of unrealized appreciation).

In exchange for the Acquired Fund’s shares, the Small Cap Value Fund issued 6,977,887 Institutional Class shares.

For financial reporting purposes, net assets received and shares issued by the Small Cap Value Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.

The Small Cap Value Fund’s financial statements reflect both the operations of the Small Cap Value Fund for the period prior to the reorganization and the combined Small Cap Value Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.

Assuming the reorganization had been completed on June 1, 2020, the Fund’s pro-forma results of operations for the year ended May 31, 2021 would have been approximately:

Net investment income	$(26,619)
Net realized gain	42,136,475
Net change in unrealized appreciation	99,226,532
Net increase in net assets from operations	$141,336,388

Note 9. Subsequent Event Disclosure

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

FPA QUEENS ROAD FUNDS Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Bragg Capital Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Bragg Capital Trust (the “Trust”) (comprising FPA Queens Road Value Fund and FPA Queens Road Small Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of May 31, 2021, the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statements of changes in net assets for the year ended May 31, 2020 and the financial highlights for the years ended May 31, 2017, May 31, 2018, May 31, 2019 and May 31, 2020 were audited by another independent registered public accounting firm whose report, dated July 30, 2020, expressed an unqualified opinion on those statements of changes in net assets and those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Bragg Capital Trust at May 31, 2021, the results of their operations, changes in net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
July 29, 2021

FPA QUEENS ROAD FUNDS Expense Illustration May 31, 2021 (Unaudited)

ABOUT YOUR FUND’S EXPENSES

Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, December 1, 2020 through May 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period* December 1, 2020 to May 31, 2021
Value Fund - Investor Class
Actual	$1,000	$1,201.10	$3.57
Hypothetical (5% Annual Return before expenses)	$1,000	$1,021.69	$3.28
Small Cap Value Fund - Advisor Class
Actual	$1,000	$1,265.80	$5.06
Hypothetical (5% Annual Return before expenses)	$1,000	$1,020.47	$4.51
Small Cap Value Fund - Institutional Class
Actual	$1,000	$1,265.90	$5.03
Hypothetical (5% Annual Return before expenses)	$1,000	$1,020.49	$4.49
Small Cap Value Fund - Investor Class
Actual	$1,000	$1,265.80	$5.88
Hypothetical (5% Annual Return before expenses)	$1,000	$1,019.74	$5.24

*

Expenses are equal to the Funds’ annualized expense ratio of 0.65% for the Value Fund, and 0.90%, 0.89% and 1.04% for the for the Advisor Class, Institutional Class and Investor Class of the Small Cap Value Fund, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FPA QUEENS ROAD FUNDS Additional Information May 31, 2021 (Unaudited)

Proxy Voting – A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Funds at 1-800-638-3060 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Portfolio Holdings – The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the website of the SEC at www.sec.gov.

Long Term Capital Gains Designation – Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Value Fund and Small Cap Value Fund hereby designates $1,694,069 and $72,684, respectively, as long-term capital gains distributed during the year ended, May 31, 2021.

Qualified Dividend Income – For the year ended May 31, 2021, 100% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), are designated as qualified dividend income for the Value Fund and Small Cap Value Fund, respectively.

Corporate Dividends Received Deduction – For the year ended May 31, 2021, 100% and 100% of the dividends paid from net investment income, including short-term capital gains (if any), qualify for the dividends received deduction available to corporate shareholders for the Value Fund and Small Cap Value Fund, respectively.

FPA QUEENS ROAD FUNDS Trustees Information May 31, 2021 (Unaudited)

Information about Trustees who are “interested persons” of the Trust as defined under the 1940 Act, and each Trustee of the Trust, including their principal occupations during the past five years, is as follows:

Interested Trustees
Name, Address, and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
J. Richard Atwood 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1960	Trustee	Unlimited; Since 2020	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

J. Richard Atwood is an Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act) by reason of his affiliation with the Funds’ advisor.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-595-3088.

FPA QUEENS ROAD FUNDS Trustees Information (Continued) May 31, 2021 (Unaudited)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Independent Trustees
Name, Address, and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Sandra Brown[1,2] 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1955	Trustee	Unlimited; Since 2020	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc. and Source Capital, Inc. (since October 2016). Trustee of Bragg Capital Trust since 2020.	7	None
Mark L. Lipson[1,2] 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1949	Trustee and Chairman	Unlimited; Since 2020	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the NorthStar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc. and Source Capital, Inc. (since October 2015). Trustee of Bragg Capital Trust since 2020.	7	None
Alfred E. Osborne, Jr. [1,2] 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1944	Trustee	Unlimited; Since 2020	Senior Associate Dean, (since July 2003), Interim Dean (July 2018-June 2019), Professor and Faculty Director, Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), FPA U.S. Core Equity Fund, Inc. and Source Capital, Inc. (since 2013). Trustee of Bragg Capital Trust since 2020.	7	Kaiser Aluminum, and Wedbush, Inc.

FPA QUEENS ROAD FUNDS Trustees Information (Continued) May 31, 2021 (Unaudited)

Independent Trustees (continued)
Name, Address, and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
A. Robert Pisano[1,2] 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1943	Trustee	Unlimited; Since 2020	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA U.S. Core Equity Fund, Inc. (since 2012), and of FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013). Trustee of Bragg Capital Trust since 2020.	7	Resources Global Professionals
Patrick B. Purcell[1,2] 11601 Wilshire Boulevard Suite 1200 Los Angeles, CA 90025 Born: 1943	Trustee	Unlimited; Since 2020	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc., Trustee of Bragg Capital Trust since 2020.	7	None

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-595-3088.

[1]

Member of the Audit Committee of the Board of Trustees, which makes recommendations regarding the selection of the Funds’ independent registered public accountant (the “accountants”) and meets with representatives of the accountants to determine the scope of and review the results of each audit.

[2]	Member of the Nominating Committee of the Board of Trustees, which identifies qualified candidates and recommends nominees for the election as Trustees.

FPA QUEENS ROAD FUNDS

Notes

FPA QUEENS ROAD FUNDS

Board of Trustees

Mark L. Lipson, Chair

Sandra Brown

Alfred E.Osborne, Jr.

Robert Pisano

Patrick B. Purcell

J. Richard Atwood - Interested Trustee

Investment Advisor

First Pacific Advisors, LP

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

Investment Sub-Advisor

Bragg Financial Advisors, Inc.

1031 Caldwell Street, Suite 200

Charlotte, NC 28203

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

UMB Fund Services

235 West Galena Street

Milwaukee, WI 53212

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

UMB Distribution Services, LLC

235 West Galena Street

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

725 South Figueroa Street

Los Angeles, California 90017

This report has been prepared for the general information of the shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Funds’ prospectus contains more complete information about the objectives, policies, expenses and risks of the Funds. The Funds are not bank deposits, not FDIC insured and may lose value. Please read the prospectus carefully before investing or sending money.

This report contains certain forward looking statements which are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward looking statements generally include words such as “believes”, “expects”, “anticipates” and other words of similar import. Such risks and uncertainties include, among other things, the Risk Factors noted in the Funds’ filings with the Securities and Exchange Commission. The Funds undertake no obligation to update any forward looking statement.

(b)	There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Code of Ethics for the Principal Executive and Principal Financial officer is incorporated as an Exhibit.

(b)	As of the end of the period covered by the report, with respect to the Registrant’s Code that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	The board did not identify a member of the audit committee that had all of the required technical attributes to qualify as an “audit committee financial expert.” At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

Registrant
FY 2020	$ 23,000
FY 2021	$ 50,000

(b) Audit-Related Fees

Registrant
FY 2020	$ 0
FY 2021	$ 0
Nature of the fees:	Not applicable.

(c) Tax Fees

Registrant
FY 2020	$ 5,000
FY 2021	$ 10,400
Nature of the fees:	1120-RIC & Excise Tax Return

(d) All Other Fees

Registrant
FY 2020	$ 730
FY 2021	$ 0
Nature of the fees:	Out of pocket expenses and consents

(e)        (1) Audit Committee’s Pre-Approval Policies and Procedures

The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)	the registrant’s independent auditors inform the audit committee of the engagement,

(ii)	the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)	the audit committee receives a copy of the independent auditor’s report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)        (2) Percentages of Services Approved by the Audit Committee

0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)         For the fiscal year ended May 31, 2021, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant
FY 2020	$ 0
FY 2021	$ 31,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a) (1)	Code of Ethics for the Principal Executive and Principal Financial Officer subject of the disclosure required by Item 2 is attached herewith.

(a) (2)

Certifications of the principal executive officer and principle financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)	Not applicable to open-end management investment companies.

(a) (4)	Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bragg Capital Trust

/s/ J. Richard Atwood

By: J. Richard Atwood

(Principal Executive Officer)

August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ J. Richard Atwood

By: J. Richard Atwood

President

(Principal Executive Officer)

August 6, 2021

/s/ E. Lake Setzler III

By: E. Lake Setzler III

Treasurer

(Principal Financial Officer)

August 6, 2021